1. Reporting Entity	12 Months Ended
Dec. 31, 2017
Reporting Entity
Reporting Entity

Affimed N.V. is a Dutch company with limited liability (naamloze vennootschap) and has its corporate seat in Amsterdam, the Netherlands.

The consolidated financial statements are comprised of Affimed N.V, and its controlled (and wholly owned) subsidiaries Affimed GmbH, Heidelberg, Germany, AbCheck s.r.o., Plzen, Czech Republic and Affimed Inc., Delaware, USA (together “Affimed” or the “Company”).

Affimed is a clinical-stage biopharmaceutical company focused on discovering and developing highly targeted cancer immunotherapies. The Company’s product candidates are developed in the field of immuno-oncology, which represents an innovative approach to cancer treatment that seeks to harness the body’s own immune defenses to fight tumor cells. Affimed has own research and development programs and collaborations, where the Company is performing research services for third parties.